                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 29, 2002



                         THE HALLWOOD GROUP INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                     1-8303                51-0261339
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)



         3710 Rawlins, Suite 1500
              Dallas, Texas                                      75219
-----------------------------------------                     ------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (214) 528-5588

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE



         On August 29, 2002, the Supreme Court of Delaware issued its opinion in the pending action styled Gotham Partners, L.P. v. Hallwood Realty Partners, L.P. et al. (C. A. No. 15754). In its opinion, the court affirmed the judgment of the trial court that the remaining defendants other than HRP are jointly and severally liable to HRP. The court reversed the trial court's determination of damages, and remanded the case to the trial court to fashion appropriate relief.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 3, 2002


                                  THE HALLWOOD GROUP INCORPORATED



                                  By:               /s/ Melvin J. Melle
                                           ------------------------------------
                                  Name:    Melvin J. Melle
                                  Title:   Vice President





                                       3